                EXHIBIT 23.1 - CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 14, 1997, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-23899) and the related Prospectus of UICI for the Registration of 1,634,876 shares of its common stock.





                                                               ERNST & YOUNG LLP


Dallas, Texas
April 2, 1997